                                                                      EXHIBIT 99


                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                           Supplemental Information
                                 June 30, 1996

================================================================================

                               TABLE OF CONTENTS



1.  Debt Summary............................................................E-2

2.  Occupancy

         Percentage Leased..................................................E-3
         Economic Occupancy.................................................E-4
         Regional Breakdown.................................................E-5

3.  Leases Signed Analysis
         Comparable and Non-Comparable......................................E-6

4.  Press Release...........................................................E-7

5.  Glossary of Terms.......................................................E-10


================================================================================

                         4800 Hampden Lane, Suite 500
                           Bethesda, Maryland 20814
                                 301/652-3360

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
June 30, 1996

================================================================================

                                                                             Balance
                                                   Maturity           Rate      (in thousands)
                                                   --------           ----      --------------
Mortgages
           Barracks Road                           06/01/98           9.77%           $21,592
           Falls Plaza                             06/01/98           9.77%             4,293
           Old Keene Mill                          06/01/98           9.77%             7,038
           West Falls                              06/01/98           9.77%             4,927
           Loehmanns Plaza                         07/21/98           9.75%             6,458
           Federal Plaza                           03/10/01           8.95%            28,624
           Tysons Station                          09/01/01          9.875%             4,293
           Bristol                                 08/01/98           9.65%            11,122
           Northeast                               12/31/01   participating             1,500
                                                                                  ------------

                                                                                      $89,847
                                                                                  ============

Notes payable
           Revolving credit facilities                    libor + .75% to libor + 1%  $45,731
           Note issued in connection with
             tenant buyout at Queen Anne Plaza     01/15/06          8.875%             1,291
           Note issued in connection with
             renovation of Perring Plaza           01/31/13          10.00%             2,889
           Note issued in connection with lease    11/13/95           none              2,500
           Other                                    various        various                 92
                                                                                  ------------

                                                                                      $52,503
                                                                                  ============

Unsecured Public Debt
           5 1/4% Convertible subordinated         04/30/02          5.250%              $289
             debentures
           5 1/4% Convertible subordinated         10/28/03          5.250%            75,000
             debentures
           8 7/8% Notes (fixed)                    01/15/00          8.875%            75,000
           8 7/8% Notes (fixed)*                   01/15/00          7.530%            25,000
           8% Notes (fixed)                        04/21/02          8.000%            25,000
           6 5/8% Notes (fixed)                    12/01/05          6.625%            40,000
                                                                                  ------------

                                                                                     $240,289
                                                                                  ============
                                                Total fixed rate debt                $335,408      87.66%

                                                Total variable rate debt               47,231      12.34%
                                                                                  ------------  ----------

                                                Total debt                           $382,639     100.00%
                                                                                  ============  ==========


                                                Weighted average interest rate:
                                                ----------------------------------
                                                  Fixed rate debt                        7.79%
                                                  Variable on revolving facilities       6.50% **



* The Trust purchased an interest rate swap on $25 million which was sold for $1.5 million, thereby decreasing the effective interest rate.
**Weighted average interest rate on revolving credit facilities for six months ended June 30, 1996.

Federal Realty Investment Trust
Percentage Leased Analysis
June 30, 1996
================================================================================



        Overall Occupancy
  (Quarter to Quarter Analysis)                 June 30, 1996                      June 30, 1995
                                    -----------------------------------  ----------------------------------

              Type                     Size       Leased     Occupancy     Size       Leased     Occupancy
- ----------------------------------  ----------  ----------  -----------  ----------  ---------- -----------
Retail Properties (square feet)     12,317,789  11,593,141      94%      11,725,082  10,976,997     94%
Rollingwood Apartments (# of units)    282         282         100%         282         280         99%


        Overall Occupancy
       (Rolling 12 Months)                      June 30, 1996                      March 31, 1996
                                    -----------------------------------  ----------------------------------
              Type                     Size       Leased     Occupancy     Size       Leased     Occupancy
- ----------------------------------  ----------  ----------  -----------  ----------  ---------- -----------
Retail Properties (square feet)     12,317,789  11,593,141      94%      12,480,181  11,796,821     95%
Rollingwood Apartments (# of units)    282         282         100%         282         274         97%

        Overall Occupancy
       (Rolling 12 Months)                    December 31, 1995                 September 30, 1995
                                    -----------------------------------  ----------------------------------
              Type                     Size       Leased     Occupancy     Size       Leased     Occupancy
- ----------------------------------  ----------  ----------  -----------  ----------  ---------- -----------

Retail Properties (square feet)     12,455,447  11,888,230      95%      12,031,774  11,375,676     95%
Rollingwood Apartments (# of units)    282         271          96%         282         279         99%


================================================================================


      Same Center Occupancy
  (Quarter to Quarter Comparison)               June 30, 1996                      June 30, 1995
                                    -----------------------------------  ----------------------------------

              Type                     Size       Leased     Occupancy     Size       Leased     Occupancy
- ----------------------------------  ----------  ----------  -----------  ----------  ---------- -----------
Retail Properties (square feet)     11,115,866  10,546,049      95%      10,438,581   9,820,887     94%
Rollingwood Apartments (# of units)    282         282         100%         282         280         99%


      Same Center Occupancy
       (Rolling 12 Months)                    At June 30, 1996                   At March 31, 1996
                                    -----------------------------------  ----------------------------------

              Type                     Size       Leased     Occupancy     Size       Leased     Occupancy
- ----------------------------------  ----------  ----------  -----------  ----------  ---------- -----------
Retail Properties (square feet)     11,115,866  10,546,049      95%      11,223,075  10,605,961     95%
Rollingwood Apartments (# of units)    282         282         100%         282         274         97%

      Same Center Occupancy
       (Rolling 12 Months)                   At December 31, 1995              At September 30, 1995
                                    -----------------------------------  ----------------------------------

              Type                     Size       Leased     Occupancy     Size       Leased     Occupancy
- ----------------------------------  ----------  ----------  -----------  ----------  ---------- -----------
Retail Properties (square feet)     11,031,179  10,538,610      96%      10,553,745  10,009,447     95%
Rollingwood Apartments (# of units)    282         271          96%         282         279         99%

Federal Realty Investment Trust
Economic Occupancy Analysis
June 30, 1996
================================================================================


  Overall Economic Occupancy
 (Quarter to Quarter Analysis)                   June 30, 1996                            June 30, 1995
                                     -------------------------------------  ---------------------------------------

                                                     Leases                                  Leases
                                                   Generating    Economic                  Generating     Economic
             Type                       Size         Income      Occupancy     Size          Income       Occupancy
- ----------------------------------   ----------  -------------   ---------  ----------    ------------   ---------
Retail Properties (square feet)      12,317,789     11,300,470       92%    11,725,082     10,641,004       91%
Rollingwood Apartments (# of units      282            282          100%       282            280           99%




  Overall Economic Occupancy
      (Rolling 12 Months)                       June 30, 1996                               March 31, 1996
                                     --------------------------------------  --------------------------------------

                                                      Leases                                  Leases
                                                    Generating    Economic                  Generating    Economic
             Type                        Size         Income      Occupancy     Size          Income      Occupancy
- ----------------------------------   -----------  -------------   ---------  ----------    ------------   ---------
Retail Properties (square feet)       12,317,789    11,300,470      92%      12,480,181     11,544,594       93%
Rollingwood Apartments (# of units       282           282         100%         282            274           97%


  Overall Economic Occupancy
      (Rolling 12 Months)                  December 31, 1995                          September 30, 1995
                                     --------------------------------------  --------------------------------------

                                                     Leases                                  Leases
                                                   Generating     Economic                 Generating     Economic
             Type                       Size         Income       Occupancy     Size         Income       Occupancy
- ----------------------------------   ----------   ------------    ---------  ----------    -----------    ---------
Retail Properties (square feet)      12,455,447     11,627,243       93%     12,031,774     11,009,824       92%
Rollingwood Apartments (# of units      282            271           96%        282            279           99%

- -----------------------------------------------------------------------------------------------------------------------------------


Same Center Economic Occupancy
(Quarter to Quarter Comparison)                   June 30, 1996                            June 30, 1995
                                     --------------------------------------  ---------------------------------------

                                                      Leases                                  Leases
                                                    Generating    Economic                  Generating     Economic
             Type                       Size          Income      Occupancy     Size          Income       Occupancy
- ----------------------------------   ----------    ------------   ---------  ----------     -----------    ---------
Retail Properties (square feet)      11,115,866      10,272,070       92%    10,438,581       9,552,765       92%
Rollingwood Apartments (# of units      282             282          100%       282             280           99%


Same Center Economic Occupancy
      (Rolling 12 Months)                       At June 30, 1996                        At March 31, 1996
                                     -------------------------------------   --------------------------------------

                                                     Leases                                  Leases
                                                    Generating   Economic                  Generating     Economic
             Type                      Size          Income      Occupancy     Size          Income       Occupancy
- ---------------------------------    ----------     ----------   ---------   ----------    ----------     ---------
Retail Properties (square feet)      11,115,866     10,272,070     92%       11,223,075    10,413,790       93%
Rollingwood Apartments (# of units      282            282        100%          282            274          97%


Same Center Economic Occupancy
      (Rolling 12 Months)                       At December 31, 1995                     At September 30, 1995
                                      ---------------------------------------  --------------------------------------

                                                       Leases                                   Leases
                                                     Generating     Economic                  Generating     Economic
             Type                        Size          Income       Occupancy     Size          Income       Occupancy
- -----------------------------------   ----------    ------------    ---------   ----------   -------------   ---------
Retail Properties (square feet)       11,031,179      10,293,222        93%     10,553,745      9,764,246       93%
Rollingwood Apartments (# of units)      282             271            96%        282            279           99%

Federal Realty Investment Trust
Regional Occupancy Analysis
June 30, 1996

===========================================================
                            Total Square       Occupancy
       Region                 Footage          06/30/96
- ---------------------    ----------------  ---------------
D.C./Baltimore                3,731,862           95%
Philadelphia                  2,161,279           97%
New York/New Jersey           1,960,238           98%
Central Virginia              1,174,581           95%
Mid-West                      1,103,014           83%
New England                     940,360           98%
Other                         1,246,455           88%


===========================================================

                             Total Square       Occupancy
       Region                   Footage         06/30/96
- ---------------------      ----------------  ---------------
D.C./Baltimore
  Anchor                      1,887,296           99%
  Small Shops                 1,844,566           91%

Philadelphia
  Anchor                      1,278,466           98%
  Small Shops                   882,813           95%

New York/New Jersey
  Anchor                      1,431,307          100%
  Small Shops                   528,931           93%

Central Virginia
  Anchor                        547,845          100%
  Small Shops                   626,736           90%

Mid-West
  Anchor                        676,785           79%
  Small Shops                   426,229           88%

New England
  Anchor                        444,348          100%
  Small Shops                   496,012           96%

Other
  Anchor                        602,433           92%
  Small Shops                   644,012           83%


Federal Realty Investment Trust
Leasing Activity
June 30, 1996

================================================================================
Comparible

                                                        Weighted        Average Prior     Average Current
                          Number of       Square      Average Lease        Rent Per          Rent Per         Annualized
  Rolling 12 Months     Leases Signed      Feet       Term (Years)       Square Foot        Square Foot    Increase in Rent
- ---------------------  ---------------  ----------  ----------------   ---------------   ---------------- -------------------
   2nd Quarter 1996          81           272,984          6.9              $14.80           $15.52             $196,312
   1st Quarter 1996          61           259,925          7.0               13.28            14.88              416,047
   4th Quarter 1995         101           536,433          7.9               11.08            13.51            1,307,636
   3rd Quarter 1995          69           226,759          5.8               14.05            14.24               41,961
        Total               312         1,296,101          7.1              $12.82           $14.34           $1,961,956

                                                     Estimated
                                 Percentage            Tenant
                                  Increase          Improvement
  Rolling 12 Months            over Prior Rent         Costs
- ---------------------       --------------------   --------------
   2nd Quarter 1996                 5%               $2,042,000
   1st Quarter 1996                12%                1,010,000
   4th Quarter 1995                22%                3,482,000
   3rd Quarter 1995                 1%                  865,000
        Total                      12%               $7,399,000


Non-Comparable                                          Weighted                                              Estimated
                                                         Average                            Annualized          Tenant
                          Number of       Square          Lease          Average Rent         Current        Improvement
  Rolling 12 Months     Leases Signed      Feet       Term (Years)     Per Square Foot         Rent             Costs
- ---------------------   --------------   --------    --------------   -----------------    -------------    -------------
   2nd Quarter 1996           8           31,194           8.7               $8.10             $252,789        $390,000
   1st Quarter 1996           6           69,840          12.6               12.54              875,799         350,000
   4th Quarter 1995           8           61,598          13.3               16.81            1,035,659         250,000
   3rd Quarter 1995           4           26,089           9.7               13.76              358,961               0
        Total                26          188,721          12.1              $13.37           $2,523,208        $990,000


                                      Federal Realty Investment Trust
NEWS                                  4800 Hampden Lane, Suite 500
RELEASE                               Bethesda, Maryland 20814     301/652-3360
- -------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                 For further information contact:
NYSE SYMBOL-FRT
                                                   Mary Jane Morrow
                                                   Senior Vice President
                                                   Finance & Treasurer
                                                   (301) 961-9321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                       SECOND QUARTER OPERATING RESULTS


Bethesda, Maryland
August 12, 1996


        Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the second quarter of 1996 increased 13% to $15.8 million from $14.0 million in the second quarter of 1995. On a per share basis, funds from operations rose 9% to $.48 in the second quarter of 1996 from $.44 in the comparable quarter of 1995. Funds from operations also improved for the first six months of 1996 increasing 8% to $30.8 million or $.94 per share from $28.6 million or $.90 per share in the first half of 1995.


        A comparison of property operations for the second quarter of 1996 versus the second quarter of 1995 shows the following:


o Rental income increased 17% to $39.9 million in 1996 from $34.2 million in 1995. When adjusted to exclude properties acquired and sold during 1995 and 1996, rental income increased 6% to $35.5 million in 1996 from $33.5 million in 1995.


o During the second quarter of 1996, the Trust signed leases for a total 304,178 square feet. On a same space basis, the Trust re-leased 272,984 square feet at an average increase in rent per square foot of 5%. The weighted average rent on these

                                    -More-
        leases was $15.52 per square foot compared to the previous average rent of $14.80 per square foot for the same spaces.

o Same center occupancy stood at 95% at June 30, 1996 compared to 94% at June 30, 1995. The Trust's overall portfolio was 94% leased at both June 30, 1996 and 1995.

        Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased with the continued growth in our operating results during the second quarter. Fueled by our recent redevelopment and retenanting programs, rental growth remained very strong with same property minimum rent up 7% over the second quarter last year. Occupancy declined slightly from the first quarter of 1996, but remained at a healthy 94% -- on par with second quarter 1995. Despite weakness in the retail industry, demand for our space remains strong and we hope to achieve modest occupancy gains in the second half of the year. "

        Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 74 retail properties, principally neighborhood and community shopping centers, located in the Northeast and Mid-Atlantic corridor as well as the Chicago metropolitan area.

        Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 28 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)


                                        Three Months Ended   Six Months Ended
                                              June 30            June 30

OPERATING RESULTS                        1996       1995      1996        1995
                                         ----       ----      ----        ----
 Revenues
   Rental income                      $39,913    $34,240   $80,660     $68,647
   Interest                             1,056        887     1,919       1,893
   Other income                         2,601      1,862     4,763       3,376
                                        -----      -----     -----       -----
                                       43,570     36,989    87,342      73,916

Expenses

   Rental                               9,924      8,264    21,717      16,219
   Real estate taxes                    4,045      3,588     7,969       6,985
   Interest                            11,139      9,559    22,288      18,716
   Administrative                       2,136      1,390     3,822       2,817
   Depreciation and amortization        9,344      8,619    18,676      16,988
                                        -----      -----    ------      ------
                                       36,588     31,420    74,472      61,725
                                       ------     ------    ------      ------
Operating income before investors'
 share of operations and loss on
  sale of real estate                   6,982      5,569    12,870      12,191

Investor's share of operations            (85)       169        53         170
                                        -----      -----    ------      ------
Income before loss on sale of
 real estate                            6,897      5,738    12,923      12,361

Loss on sale of real estate              ----       (535)     ----        (535)
                                        -----      -----    ------      ------
Net income                             $6,897     $5,203   $12,923     $11,826
                                       ======     ======   =======     =======

Earnings per share                      $0.21      $0.16     $0.40       $0.37

Funds from Operations
   Net income                          $6,897     $5,203   $12,923     $11,826

   Add: depreciation and amortization
   of real estate assets                8,355      7,647    16,697      15,051
   Add: amortization of initial
   direct costs of leases                 592        598     1,185       1,195
   Add: loss on sale and nonrecurring
   items                                  ---        535      ----         535
                                       ------     ------   -------     -------
   Funds from operations              $15,844    $13,983   $30,805     $28,607
                                      =======    =======   =======     =======
   Funds from operations per share      $0.48      $0.44     $0.94       $0.90
                                        =====      =====     =====       =====
   Weighted average shares
    outstanding                        33,066     31,723    32,666      31,691

- --------------------------------------------------------------------------------

                                                    June 30,       December 31,
BALANCE SHEET DATA                                    1996            1995
                                                      ----            ----
 Assets

   Real estate, at cost                            $1,047,226      $1,009,682
   Mortgage notes receivable                           23,327          13,561
   Cash and investments                                 7,401          10,782

 Total assets                                         913,815         886,154

 Liabilities and Shareholders' Equity
   Obligations under capital leases                  $131,237        $131,829
   Mortgages payable                                   89,847          90,488
   Notes payable                                       52,503          49,980
   Senior Notes                                       165,000         165,000
   Convertible subordinated debentures                 75,289          75,289
 Shareholders' Equity                                 355,165         327,468


                               Glossary of Terms


Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.